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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 1, 1998
                                                          _______________



                       Salomon Smith Barney Holdings Inc.
     _____________________________________________________________________
             (Exact name of registrant as specified in its charter)


          Delaware                   1-4346                   22-1660266
         _________                   ______                   __________
      (State or other             (Commission               (IRS Employer
      jurisdiction of             File Number)            Identification No.)
       incorporation)


                 388 Greenwich Street, New York, New York 10013
     _____________________________________________________________________
             (Address of principal executive offices)   (Zip Code)



                                 (212) 816-6000
     _____________________________________________________________________
              (Registrant's telephone number, including area code)
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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K

ITEM 5. OTHER EVENTS.

     On June 1, 1998, Travelers Group Inc. ("Travelers Group"), the parent Salomon Smith Barney Holdings Inc., and The Nikko Securities Co., Ltd. ("Nikko") announced their intention to form a global strategic alliance.

     The proposed agreement calls for the formation of a joint venture, to be called Nikko Salomon Smith Barney Limited, which will provide investment banking, sales and trading and research services for corporate and institutional clients in Japan and overseas. It will combine the Japanese institutional and corporate business of Salomon Smith Barney with Nikko's domestic and international institutional and corporate business. Nikko's retail business and other activities, including asset management, will remain under Nikko's management.

     Nikko Salomon Smith Barney will be owned 51% by Nikko and 49% by Salomon Smith Barney. It has been proposed that Yuji Shirakawa of Nikko Research Center serve as Chairman, that Toshiharu Kojima of Salomon Smith Barney serve as the Chief Executive Officer, and that Jun Okano from Nikko be Joint Chief Executive Officer reporting to Mr. Kojima. Its Board will have six members, with equal representation from both firms.

     Nikko Salomon Smith Barney will be headquartered in Tokyo and will maintain offices and staff worldwide. Nikko Securities intends to review its overall international operations in order to maximize the potential for synergy and further integration with Salomon Smith Barney's operations worldwide.

     A definitive joint venture agreement is expected to be signed by the end of August 1998, and it is anticipated that the joint venture will be operational in January 1999, subject to applicable regulatory approval.

     In addition, Travelers Group will purchase 9.5% of Nikko's outstanding common stock, plus bonds convertible into an additional 15.5% common equity interest in Nikko on a fully diluted basis, for a purchase price of approximately 220 billion Yen or $1.6 billion.







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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 8, 1998

                                              SALOMON SMITH BARNEY HOLDINGS INC.




                                              By: /s/ Charles W. Scharf
                                                  ______________________________
                                                  Charles W. Scharf
                                                  Chief Financial Officer








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